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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Advanced Medical Optics, Inc:

 We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                  /s/ KPMG LLP

Costa Mesa, California
August 1, 2002